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                                                                  EXHIBIT 10.a.1

                          CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Selected Financial Data" and to the incorporation by reference of our report dated November 2, 2000 with respect to the consolidated financial statements and financial statement schedule of Amdocs Limited incorporated by reference in this Annual Report (Form 20-F) for the year ended September 30, 2000.

St. Louis, Missouri
January 2, 2001